EXHIBIT 10.30

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                       REGISTRATION STATEMENT ON FORM SB-2



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                     COMMITMENT LETTER FROM WESTAMERICA BANK

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                          [WestAmerica Bank letterhead]

Sonoma Region Credit Administration

October 30, 1996

Norman Franks, Vice President, CFO
Mendocino Brewing Company, Inc.
P.O. Box 400
Hopland, CA 95449

Dear Mr. Franks:

WestAmerica Bank is pleased to commit to the restructure of the existing non-revolving line of credit into a revolving line of credit prior to the expiration date of April 30, 1997. This commitment is subject to the Bank's review of the 1996 fiscal year end financial statement, and involves the basic terms outlined below:

 1.   Type Of Facility:

      Revolving line of credit.

 2.   Maximum Principal Amount:

      $600,000 or the maximum applicable Borrowing Base as may change from time to time, as will be defined in the credit documentation.

 3.   Forms of Utilization:

      Cash advances, including direct deposits to your checking account.

 4.   Interest Rate:

      To be negotiated.

      Interest will accrue daily on the basis of a (365/360-day) year and actual days elapsed.

 5.   Expiration and/or Maturity Date:

      April 30, 1997

 6.   Borrowing Bass:

      80% of eligible accounts receivable (as will be defined in the credit documents).

      25% of eligible inventory to a maximum of $200,000 (as will be defined in the credit documents).


EXHIBIT 10.30

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 7.   Collateral:

      Perfected security interest of this priority in the following personal property: Accounts Receivable and Inventory

 8.   Purpose of Line of Credit:

      Finance trading assets.

 9.   Fees Payable On or Before Closing:

      Loan Fee: To be negotiated.

 10.  Repayment:

      Interest payable (monthly) with all accrued interest and unpaid principal to be due at maturity.

 11.  Loan Document:

      In addition to the documentation that will be required in connection with the security interest to be given to Bank in the property which will serve as collateral for this loan, the following documentation, in form and substance satisfactory to Bank will be required:

      Business Loan Agreement. Among other terms, this agreement will contain various financial and other covenants, agreements and conditions to be negotiated.

      Loan and Security Agreement (Accounts Payable/Inventory).

This commitment is also subject to such additional terms as may be provided in Bank's credit documents or otherwise required by Bank or its counsel.

Sincerely,

/s/ Dwight Davenport
Dwight Davenport
Vice President and Manager



EXHIBIT 10.30
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